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EXHIBIT 10.40

                                                                        11/12/98

                               AMENDMENT NO. 1 TO
              TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT
                             COVERING MEN'S PRODUCTS

     This is Amendment No. 1 dated November 12, 1998 to the Trademark License and Technical Assistance Agreement for Men's Collections dated January 15, 1998 by and between Latitude Licensing Corp. and I.C. Isaacs & Co., L.P. covering Men's Products (the "Agreement"). Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

WHEREAS, the Parties have agreed to extend the Territory, as defined in Sub-Section 2.2 of the Agreement, in order for the Licensor to grant to the Licensee the right to enter into a distribution agreement with Abert Trading, Inc. for additional countries (the "Distribution Agreement").

     FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

1. The Distribution Agreement must be submitted to the Licensor for approval and approved by the Licensor, in writing, before its signature by the Licensee and Abert Trading, Inc.

2.    Paragraph 2.2 is amended to read as follows:

      2.2(a)The License herein granted shall extend to the United States of America (Fifty states and the District of Columbia), Puerto-Rico, the US Virgin Islands, and shall include sales made to all branches of the United States military for distribution in United States military installations anywhere (the "Territory").

      2.2(b)The License shall also extend to Argentina, Brazil, The Carribean other than Puerto-Rico and the US Virgin Islands, Chile, Costa Rica, Curacao, the Dominican Republic, El Salvador, French Guyana, Guatemala, Guyana, Honduras, Panama, Paraguay, Peru, Surinam, and Uruguay (the "New Territory").

      2.2(c)The License for the New Territory shall be exclusive. However, should the annual sales for each country of the New Territory be seventy-five percent (75%) or less than the amount as targeted in Annex A for that country, the license for such country or countries shall become non-exclusive starting the following year.

3. The royalties due by the Licensee to the Licensor for the new Territory and pursuant to Article 4 of the Agreement shall be calculated based on Net Sales, as defined in Sub-Section 4.3 of the Agreement, from which the Abert discount shall be deducted.


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4.    This Amendment is effective starting November 12, 1998, for a period of three (3) years, or until the termination or expiration of the Agreement, whichever is earlier. Should this Amendment expire before the Agreement expires or terminates, the Agreement as existing until the execution of the Amendment shall remain in full force and effect.

5. Except for the terms amended by this Amendment, the Agreement as existing until the execution of the Amendment shall continue in full force and effect.

Dated:  November 12, 1998

LATITUTE LICENSING CORP.                I.C. ISAACS & CO., L.P.




By:     /s/ [Illegible]                 By:     /s/ Robert J. Arnot
     -----------------------------           ----------------------------------
Name:                                   Name:   Robert J. Arnot
Title:                                  Title:  Chairman & CEO



By:
     -----------------------------
Name:
Title:


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                     ABERT TRADING INC. PROJECTED SALES FOR
                           "MARITHE FRANCOIS GIRBAUD"
                                IN LATIN AMERICA


THESE FIGURES ARE BASED ON OUR EXPERIENCES WITH OTHER POPULAR BRANDS AND ARE IN CONSIDERATION OF THE SHOP CONCEPT DEVELOPMENT. THEY ARE CONSERVATIVE FIGURES AND AFTER COMPLETING 1999 AND SEEING THE OVERALL RESPONSE TO THE BRAND THROUGHOUT SOUTH AMERICA, WE WILL BE ABLE TO PROVIDE YOU WITH FIGURES THAT ARE MORE ACCURATE.

                            UPDATED: NOVEMBER 5, 1998



PROJECTIONS

*



TOTAL GIRBAUD SALES CUMULATIVE TO DATE OF 12/31/98  =  $32,096.50

    ***PLEASE NOTE THAT IT IS ABERT'S TENDENCY TO BE CONSERVATIVE WITH SALES
                                PROJECTIONS****

  CARRIBEAN - EXCLUDES PUERTO RICO, U.S. VIRGIN ISLANDS OR ANY U.S. TERRITORY*

------------------
*Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.



                                    Annex A


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